UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 24, 2023

Oncocyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 24, 2023, the Board of Directors of Oncocyte Corporation (“Oncocyte” or the “Company”) appointed Joshua Riggs as Chief Executive Officer of the Company. Mr. Riggs has also been appointed President and joined the Company’s Board of Directors effective February 28, 2023. The compensation of Mr. Riggs was previously disclosed in a Form 8-K filed with the Securities and Exchange Commission on December 5, 2022.

Mr. Riggs, age 40, has served as the Company’s Interim Chief Executive Officer since December 2022. Mr. Riggs previously served as the Company’s General Manager, Transplant from July 2022, and the Company’s Senior Director Business Development from August 2020 until September 2022. From January 2015 to August 2020, Mr. Riggs was the founder and principal of Intelliger Consulting, an organization devoted to consumer driven healthcare, and from January 2016 to July 2020, he was a principal at Bethesda Group, LLC, a boutique consulting group focused on helping small and mid-stage diagnostic companies and investment groups move emerging diagnostic content and platforms to market.

There have been no transactions with Oncocyte and there are currently no proposed transactions with Oncocyte that would require disclosure under Item 404(a) of Regulation S-K. No arrangement or understanding exists between Mr. Riggs and any other person pursuant to which Mr. Riggs was selected as an officer of the Company. No “family relationship,” as that term is defined in Item 401(d) of Regulation S-K, exists between Riggs, on the one hand, and any of the Company’s directors or executive officers, on the other hand.

Item 7.01 Regulation FD Disclosure.

On March 2, 2023, Oncocyte issued a press release announcing that Mr. Riggs has been appointed as the Company’s President and Chief Executive Officer, and that Mr. Riggs has joined the Company’s Board of Directors. A copy of the press release is furnished as Exhibit 99.1.

The information under this Item 7.01 and the accompanying Exhibit 99.1 shall be deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by Oncocyte under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated March 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: March 2, 2023	By:	/s/ Anish John
Anish John
Chief Financial Officer